     AMENDMENT AND WAIVER AGREEMENT NO. 2 dated as of June 29, 2007 (this “Amendment”), with respect to the Fourth Amended and Restated Credit Agreement dated as of August 15, 2006, among REGENCY GAS SERVICES LP, a Delaware limited partnership, REGENCY ENERGY PARTNERS LP, a Delaware limited partnership, the Subsidiary Guarantors, the Lenders, UBS SECURITIES LLC (“UBSS”) and WACHOVIA CAPITAL MARKETS, LLC (“Wachovia Capital Markets”), as joint lead arrangers and joint bookmanagers for the Tranche B-1 Term Loans, WACHOVIA CAPITAL MARKETS, CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and UBSS, as joint lead arrangers and joint bookmanagers for the Revolving Loans, WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties, as issuing bank and swingline lender, UBS LOAN FINANCE LLC, as syndication agent for the Loans, CGMI, as co-syndication agent for the Revolving Loans and FORTIS CAPITAL CORP. and JPMORGAN CHASE BANK, N.A., as co-documentation agents, as amended by the Amendment and Waiver Agreement dated as of June 15, 2007 (as so amended and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     A. The Borrower has requested that the Administrative Agent and Required Lenders agree to waive and amend certain provisions of the Credit Agreement as set forth herein.
     B. The Administrative Agent and Required Lenders are willing so to agree and to waive and amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.
     C. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 1. Limited Waiver. The Required Lenders hereby waive Borrower’s obligation to comply with Section 6.10 of the Credit Agreement to the extent that Borrower failed to comply with Section 6.10 as of or prior to this date of this Amendment.
     SECTION 2. Amendment. The Credit Agreement shall be amended, effective as of June 29, 2007, by deleting Section 6.10 in its entirety and replacing it with the following:
          “SECTION 6.10 Financial Covenants
     (a) Maximum Total Leverage Ratio. Permit the Total Leverage Ratio, for the last day of any Test Period (i) ending up to and including December 31, 2007, to exceed 5.75 to 1.0, if Borrower or any of its Subsidiaries shall have received at least $75,000,000 in Net Cash Proceeds from any issuance or sale after June 30, 2007 of any Equity Interests in Borrower (including any Equity Interests issued upon exercise of any warrant or option) or any warrants or options to purchase Equity Interests or any contribution to the capital of Borrower, or otherwise to exceed 6.00 to 1.00, (ii) ending after December 31, 2007 and during a Specified Period, to exceed 5.75 to 1.0 and (iii) ending at any other time, to exceed 5.25 to 1.0.

     (b) Minimum Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, for the last day of any Test Period (i) ending up to and including December 31, 2007 to be less than 2.50 to 1.0 or (ii) ending at any other time, to be less than 2.75 to 1.0.”
     SECTION 3. Conditions Precedent. The effectiveness of this Amendment is subject to the condition that the Administrative Agent shall have received signature pages from the Required Lenders and the Borrower.
     SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:
     (a) This Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational action on the part the Borrower. This Amendment has been duly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or in any Loan Document are true and correct in all material respects (it being understood and agreed that any representation or warranty that by its terms is made as of a specified date shall be required to be true and correct in all material respects as of a specified date).
     (c) After giving effect to this Amendment, no Default has occurred or is continuing.
     SECTION 5. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.
     SECTION 6. Applicable Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.
     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Expenses. Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
     SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

REGENCY GAS SERVICES LP,
By:	Regency OLP GP LLC, its general partner

By:	/s/ William E. Joor III
	Name:	William E. Joor III
	Title:	Executive Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Henry R. Biedrzycki
	Name:	HENRY R. BIEDRZYCKI
	Title:	DIRECTOR

NATIXIS, as a Lender
By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Vice President

Harch CLO II, Limited
as a Lender

By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

Harch CLO III, Limited
as a Lender

By:	/s/ Michael E. Lewitt

Name: Michael E. Lewitt
Title: Authorized Signatory

CIFC Funding 2006 — 1B, Ltd.
CIFC Funding 2006 — 11, Ltd.
CIFC Funding 2007 — 11, Ltd.
as a Lender

By:	/s/ Elizabeth C. Chow
Name: Elizabeth C. Chow
Title: Head of Underwriting

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Vanessa Gomez		/s/ James Neira
	Name:	VANESSA GOMEZ	JAMES NEIRA
	Title:	VICE PRESIDENT	ASSOCIATE

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Royal Bank of Canada ,
as a Lender

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

Sterling Bank ,
as a Lender

By:	/s/ Jeff A. Forbis
	Name:	Jeff A. Forbis
	Title:	Senior Vice President Sterling Bank

Compass Bank
as a Lender

By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

Citicorp, USA, Inc.	,
as a Lender

By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Vice President

JPMorgan Chase Bank, N.A.
as a Lender

By:	/s/ Dianne L. Russell
	Name:	Dianne L. Russell
	Title:	Vice President

CATERPILLAR FINANCIAL SERVICES CORP., as a Lender
By:	/s/ Chris Patterson
	Name:	Chris Patterson
	Title:	Credit/Operations Manager

Christopher C. Patterson
Global Operations Manager-Capital Markets

CIFC Funding 2006-1, Ltd. CIFC Funding 2006, 1B Ltd. CIFC Funding 2006 — II, Ltd. CIFC Funding 2007 — II, Ltd. , as a Lender

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	[Illegible]

[If a second signature is necessary:]

By:
Name:
Title:

Lehman Commercial Paper Inc. as a Lender
By:	/s/ Maria Maslennikova Lund
	Name:	Maria Maslennikova Lund
	Title:	Vice President

Fortis Capital Corp., as Co-Documentation Agent and Lender
By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Senior Vice President